                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2000



                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                         1-9524                    33-0204126
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)        (IRS EMPLOYER
        OF INCORPORATION)                                       IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                              SINCE LAST REPORT )

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ITEM 5.  OTHER EVENTS.

         On February 15, 2000, Burnham Pacific Properties, Inc. (the "Company") issued the Press Release attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.        DESCRIPTION
99.1               Press Release, dated February 15, 2000.

                                        2

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                                BURNHAM PACIFIC PROPERTIES, INC.



Dated:  February 15, 2000                       By: /s/ Scott C. Verges
                                                    ----------------------------
                                                Name:  Scott C. Verges
                                                Title: General Counsel




                                        3

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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1                Press Release, dated February 15, 2000.